                                    EXHIBIT C

                     Second Financing Subscription Agreement
                     ---------------------------------------

                      SUBSCRIPTION AGREEMENT - ss. 74(2)(4)
                      -------------------------------------

THIS AGREEMENT MADE EFFECTIVE AS OF THE 20TH DAY OF APRIL, 2000 (the "Effective Date").

BETWEEN:



           (the "Company")

AND:

           THE PARTY NAMED AS PURCHASER BELOW
           ----------------------------------

           (the "Purchaser")


WHEREAS:

A. The Purchaser wishes to subscribe for up to 330,000 common shares (each, a "Share"), of the Company (collectively, the "Securities");

B. It is the intention of the parties to this Agreement that this subscription will be made pursuant to appropriate exemptions (the "Exemptions") from the registration and prospectus or equivalent requirements of all rules, policies, notices, orders and legislation of any kind whatsoever (collectively the "Securities Rules") of all jurisdictions applicable to this subscription;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements herein contained, the receipt of which is hereby acknowledged, the parties covenant and agree with each other (the "Agreement") as follows:

1. Representations and Warranties of the Purchaser
--------------------------------------------------

   1.1 The Purchaser represents and warrants to the Company, and acknowledges that the Company is relying on these representations and warranties to, among other things, ensure that it is complying with all of the applicable Securities Rules, that:

        (a) the Purchaser is purchasing a sufficient number of Securities such that the aggregate acquisition cost to the Purchaser of such Securities is not less than $97,000, if the Purchaser is a resident of British Columbia, Alberta, Manitoba, New Brunswick, Prince Edward Island, Newfoundland or an International Jurisdiction, or $150,000 if the Purchaser is a resident of Saskatchewan, Ontario, Quebec or Nova Scotia, and the Purchaser is:

        (i) purchasing such Securities as principal for its own account and not for the benefit of any other person; or

        (ii)  deemed to be acting as principal by virtue of it being:

                  A. a trust company or insurer which is authorized to carry on business in B.C. under the Financial Institutions Act (British Columbia) and which is acting as agent or trustee for accounts that are fully managed by it within the meaning of ss. 74(1)(a) of the Securities Act (British Columbia (the "Act") and NIN #97/11 issued by the B.C. Securities Commission (the "Commission"); or

                  B. a portfolio manager within the meaning of ss. 1(1) of the Act which is carrying on business in B.C. and which is registered or exempt from registration under the Act and which is acting as agent for accounts that are fully managed by it within the meaning of ss. 74(1)(b) of the Act and NIN #97/11; or

                  C. a trust company, insurer or portfolio manager within the meaning of BOR #97/4 issued by the Commission which is acting, in the case of a trust company or insurer, as agent or trustee or, in the case of a portfolio manager, as agent, for accounts that are fully managed by it within the meaning of BOR #97/4and NIN #97/11;

              and the Purchaser is also deemed to be acting as principal under the analogous provisions of any other Securities Rules having application;

        (b) the Purchaser has not been formed, created, established or incorporated for the purpose of permitting the purchase of the Securities without a prospectus by groups of individuals whose individual share of the aggregate acquisition cost for such Securities is less than $97,000, if the beneficial purchaser is a resident of British Columbia, Alberta, Manitoba, New Brunswick, Prince Edward Island, Newfoundland or an International Jurisdiction, or $150,000 if the beneficial purchaser is a resident of Saskatchewan, Ontario, Quebec or Nova Scotia;

        (c) if the Purchaser is resident of an "International Jurisdiction" (which means a country other than Canada or the United States) then:

        (i) the Purchaser is knowledgeable of, or has been independently advised as to, the applicable Securities Rules of the International Jurisdiction which would apply to this subscription, if there are any;

        (ii) the Purchaser is purchasing the Securities pursuant to Exemptions under the Securities Rules of that International Jurisdiction or, if such is not applicable, the Purchaser is permitted to purchase the Securities under the applicable Securities Rules of the International Jurisdiction without the need to rely on Exemptions; and

        (iii) the applicable Securities Rules do not require the Company to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction; and

        the Purchaser will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs
        (ii) and (iii) above to the satisfaction of the Company, acting reasonably;

        (d) the Purchaser acknowledges that the Company is relying on the Exemptions in order to complete the trade and distribution of the Securities and the Purchaser is aware of the criteria of the Exemptions to be met by the Purchaser, including those referred to in the Form 20A attached hereto and, if applicable, the Purchaser meets those criteria;

        (e) the Purchaser acknowledges that because this subscription is being made pursuant to the Exemptions:

        (i) the Purchaser is restricted from using certain of the civil remedies available under the applicable Securities Rules;

        (ii) the Purchaser may not receive information that might otherwise be required to be provided to the Purchaser under the applicable Securities Rules if the Exemptions were not being used; and

        (iii) the Company is relieved from certain obligations that would otherwise apply under the applicable Securities Rules if the Exemptions were not being used;

        (f) the Securities are not being subscribed for by the Purchaser as a result of any material information about the Company's affairs that has not been publicly disclosed;

        (g) the offer and sale of these Securities was not accompanied by an advertisement and the Purchaser was not induced to purchase these Securities as a result of any advertisement made by the Company; and

        (h) if the Purchaser is a corporation, the Purchaser is a valid and subsisting corporation, has the necessary corporate capacity and authority to execute and deliver this Agreement and to observe and perform its covenants and obligations hereunder and has taken all necessary corporate action in respect thereof, or, if the Purchaser is a partnership, syndicate, trust or other form of unincorporated organization, the Purchaser has the necessary legal capacity and authority to execute and deliver this Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof, and, in either case, upon the Company executing and delivering this Agreement, this Agreement will constitute a legal, valid and binding contract of the Purchaser enforceable against the Purchaser in accordance with its terms and neither the agreement resulting from such acceptance nor the completion of the transactions contemplated hereby conflicts with, or will conflict with, or results, or will result, in a breach or violation of any law applicable to the Purchaser, any constating documents of the Purchaser or any agreement to which the Purchaser is a party or by which the Purchaser is bound; and

        (i) the Purchaser is not, and was not at any time that it purchased the Securities or received an offer to purchase the Securities pursuant to this subscription, a "U.S. Person" as defined in Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), which definition includes, but is not limited to, an individual resident in the United States, an estate or trust of which any executor or administrator or trustee, respectively, is a U.S. person, and any partnership or corporation organized or incorporated under the laws of the United States;

        (j) the Purchaser did not receive any term sheet, subscription form or other offering materials in connection with this subscription in the United States, and did not execute or deliver any such subscription form or other materials in the United States;

        (k) no offers of Securities were made by any person to the Purchaser while the Purchaser was in the United States; and

        (l) the Purchaser is not acquiring Securities, directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States.

   1.2 The Company represents and warrants to the Purchaser, and acknowledges that the Purchaser is relying on these representations and warranties in entering into this Agreement, that:

        (a) the Company is a valid and subsisting corporation duly incorporated and in good standing under the laws of Nevada;

        (b) the Company is not a reporting issuer in British Columbia and any Securities issued to the Purchaser will be subject to an indefinite hold period in British Columbia unless an exemption from the registration and prospectus requirements of the Securities Act is available. Such an exemption may not be available;

        (c) the Company's subsidiaries (the "Subsidiaries"), if any, are valid and subsisting corporations and in good standing under the laws of the jurisdictions in which they were incorporated;

        (d) the common shares of the Company are eligible for quotation on the N.A.S.D. OTC Bulletin Board ("OTC");

        (e) upon their issuance, the Shares will be validly issued and outstanding fully paid and non-assessable common shares of the Company registered as directed by the Purchaser, free and clear of all trade restrictions (except as may be imposed by operation of the applicable Securities Rules) and, except as may be created by the Purchaser, liens, charges or encumbrances of any kind whatsoever;

        (f) the Company and its Subsidiaries, if any, hold all licences and permits that are required for carrying on their business in the manner in which such business has been carried on and the Company and its Subsidiaries, if any, have the corporate power and capacity to own the assets owned by them and to carry on the business carried on by them and they are duly qualified to carry on business in all jurisdictions in which they carry on business;

        (g) all prospectuses, exchange offering prospectuses, offering memoranda, filing statements, information circulars, material change reports, shareholder communications, press releases and other disclosure documents of the Company including, but not limited to, financial statements, contain no untrue statement of a material fact as at the date thereof nor do they omit to state a material fact which, at the date thereof, was required to have been stated or was necessary to prevent a statement that was made from being false or misleading in the circumstances in which it was made;

        (h) to the best of its knowledge, and except as publicly disclosed, there are no material actions, suits, judgments, investigations or proceedings of any kind whatsoever outstanding, pending or threatened against or affecting the Company or its Subsidiaries, if any, at law or in equity or before or by any Federal, Provincial, State, Municipal or other governmental department, commission, board, bureau or agency of any kind whatsoever and, to the best of the Company's knowledge, there is no basis therefor;

        (i) the Company has good and sufficient right and authority to enter into this Agreement and complete its transactions contemplated under this Agreement on the terms and conditions set forth herein; and

        (j) to the best of its knowledge, the execution and delivery of this Agreement, the performance of its obligations under this Agreement and the completion of its transactions contemplated under this Agreement will not conflict with, or result in the breach of or the acceleration of any indebtedness under, or constitute default under, the constating documents of the Company or any indenture, mortgage, agreement, lease, licence or other instrument of any kind whatsoever to which the Company is a party or by which it is bound, or any judgment or order of any kind whatsoever of any Court or administrative body of any kind whatsoever by which it is bound.

2. Subscription and Closing
---------------------------

   2.1 The Purchaser hereby subscribes the subscription funds (the "Subscription Funds") referred to below for and agrees to take up the shares (a "Share" or the "Shares") referred to below with a par value of U.S. $0.001 in the capital stock of the Company at a price of U.S. $7.50 per Share.

   2.2 On or before the __ day of ______, 2000, the Purchaser shall deliver the Subscription Funds for the Securities subscribed for in the form of solicitor's trust cheque, certified cheque, bank draft, money order or wire transfer payable to "Campney & Murphy in trust", the Vancouver, Canada, solicitors for the Company, who shall forward the Subscription Funds to "Watson Farley & Wilkinson In Trust" ("WFW") as the London, England solicitors for and on behalf of the Company.

   2.3 The completion of the subscription contemplated under this Agreement shall occur after ___________, 2000 (the "Closing Date"). On the Closing Date, the Company will acquire all of the issued and outstanding share capital of DXP U.S. Inc., a Delaware corporation that holds the beneficial (but not legal or registered) title to all of the issued and outstanding share capital of IQROM Limited (formerly DXP New Media Services Limited) ("DXP"), a company incorporated under the laws of England (registered number 3732349).

   2.4 The Subscription Funds shall only be released from trust and the Shares shall only be issued on the following terms:

        (a) if revenues from the ordinary business operations carried on by DXP, the Company and IQROM Communications Acquisitions Co ("ICA"), calculated in accordance with generally accepted accounting principles ("GAAP") applied consistent with past DXP Company and ICA financial records, ("DXP Revenues") for 1 April 2000 to 30 June 2000 are greater than US$1.9 million, then all of the Subscription Funds will be released to the Company and all of the Shares will be issued under this Agreement at a price of US$7.50 per Share; in respect of DXP, GAAP will be the generally accepted accounting principles consistently applied in the United Kingdom; in respect of ICA, DXP US and HAI, will be the generally accepted accounting principles consistently applied in the United States;

        (b) for every US$1 by which DXP Revenues for 1 April 2000 to 30 June 2000 are less than US$1.9 million, US$1.29 of the Subscription Funds will remain held in trust; the balance of the Subscription Funds shall be paid to the Company and a corresponding number of the Shares shall be issued under this Agreement at a price of US$7.50 per Share;

        (c) for every US$1 by which DXP Revenues for 1 July 2000 to 30 September 2000 are greater than US$2.5 million, US$1.29 of the Subscription Funds remaining in trust will be released to the Company and a corresponding number of the Shares will be issued under this Agreement at a price of US$7.50 per Share;

        (d) for every US$1 by which DXP Revenues for 1 October 2000 to 31 December 2000 are greater than US$4.0 million, US$1.29 of the Subscription Funds remaining in trust will be released to the Company and a corresponding number of the Shares will be issued under this Agreement at a price of US$7.50 per Share; and

        (e) any of the Subscription Funds that remain in trust after application of subparagraphs 2.4 (a) to (d) above will be returned to the Purchaser and a corresponding number of the Shares will not be issued under this Agreement.

   2.5 Any dispute as to whether any of the targets for DXP Revenues described in subparagraphs 2.4 (a) to (d) above has been met shall be conclusively determined by the written decision of Mr. Iain MacPherson after his review of DXP financial records, which DXP shall make available for his review at his request.

   2.6 The Company shall issue, register and on demand deliver to the Purchaser a share certificate or certificates representing the Shares to be issued as provided above, in the name of and to the address of the Purchaser provided for below by the Purchaser. The Purchaser hereby confirms that upon the Company advising WFW that it has issued and registered, or caused to be issued and registered, certificates for the Shares that the Company will deliver to the Purchaser on demand, WFW is hereby authorized and directed to release and deliver the Subscription Funds to the Company without prior notice to, consent of or action by the Purchaser.

3. Covenants, Agreements and Acknowledgements
---------------------------------------------

   3.1  The Purchaser covenants and agrees with the Company to:

        (a) concurrent with the execution of this Agreement, if the Purchaser is an individual (which means a natural person, but does not include a partnership, unincorporated association, unincorporated syndicate, unincorporated organization or trust, or a natural person in his capacity as a trustee, executor, administrator or personal or other legal representative), fully complete and execute the Form 20A scheduled to this Agreement; and

        (b) hold and not sell, transfer or in any manner dispose of the Shares unless the sale, transfer or disposition is made in accordance with all applicable Securities Rules.

   3.2 The Purchaser acknowledges and agrees that the Shares will be subject to such trade restrictions as may be imposed by operation of the applicable Securities Rules, and the share certificate or certificates representing the Shares will bear such legends as may be required by the applicable Securities Rules. The Purchaser further acknowledges and agrees that it is the Purchaser's obligation to comply with the trade restrictions in all of the applicable jurisdictions and the Company offers no advice as to those trade restrictions.

   3.3  The Purchaser acknowledges that:

        (a) the Securities have not been registered under the U.S. Securities Act and are "restricted securities" within the meaning of Rule 144 under the U.S. Securities Act and may only be resold in accordance with the provisions of Regulation S under the U.S. Securities Act, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from such registration. The Purchaser understands that the Company has no obligation or present intention of filing a registration statement under the U.S. Securities Act in respect of the Securities;

        (b) hedging transactions involving the Securities may not be conducted unless in compliance with the U.S. Securities Act;

        (c) there may be material tax consequences to the Purchaser of an acquisition or disposition of Securities. The Company gives no opinion and makes no representation with respect to the tax consequences to the Purchaser under United States, state, local or foreign tax law of the Purchaser's acquisition or disposition of such securities;

        (d) the certificates evidencing the Securities issued in this subscription will bear a legend in substantially the following form:

              "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SHARES OR EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SAID ACT THAT IS THEN APPLICABLE TO THE SHARES, AS TO WHICH A PRIOR OPINION OF COUNSEL MAY BE REQUIRED BY THE ISSUER OR THE TRANSFER AGENT. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH REGULATION S OF THE 1933 ACT."; and

        (e) the Company is required to refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S under the U.S. Securities Act, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from such registration.

   3.4 The Company covenants and agrees with the Purchaser to file the documents necessary to be filed under the applicable Securities Rules, including Forms 20 (or the forms equivalent thereto), within the required time.

4. General
----------

   4.1  For the purposes of this Agreement, time is of the essence.

   4.2 The parties hereto shall execute and deliver all such further documents and instruments and do all such acts and things as may, either before or after the execution of this Agreement, be reasonably required to carry out the full intent and meaning of this Agreement.

   4.3 This Agreement shall be subject to, governed by and construed in accordance with the laws of British Columbia.

   4.4  This Agreement may not be assigned by either party hereto.

   4.5 This Agreement may be signed by the parties in as many counterparts as may be deemed necessary, each of which so signed shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties have executed this written Agreement effective as of the Effective Date.





Per:
    ---------------------------
    Authorized Signatory



TO BE COMPLETED BY THE PURCHASER:
---------------------------------

I. Name and Address (Note: Can not be a U.S. address) The name and address (to establish the Purchaser's jurisdiction of residence for the purpose of determining the applicable Securities Rules) of the purchaser (the "Purchaser") is as follows:



                       Name


                       Street Address



                       Country

J. Registration Instructions (Note: Cannot be a U.S. Address) The name and address of the person in whose name the Purchaser's Securities are to be registered is as follows (if the name and address is the same as was inserted in paragraph A above, then insert "N/A"):


                       ----------------------------------------
                       Name

                       ----------------------------------------
                       Street Address

                       ----------------------------------------

                       ----------------------------------------
                       City and Province

                       ----------------------------------------
                       Country

                                                    -----------
                                                    Postal Code

K. Delivery Instructions (Note: Cannot be a U.S. Address) The name and address of the person to whom the certificates representing the Purchaser's Securities referred to in paragraph A above are to be delivered is as follows (if the name and address is the same as was inserted in paragraph A above, then insert "N/A"):


                       ----------------------------------------
                       Name

                       ----------------------------------------
                       Street Address

                       ----------------------------------------

                       ----------------------------------------
                       City and Province

                       ----------------------------------------
                       Country

                                                    -----------
                                                    Postal Code

L. Subscription Amount The minimum is Cdn. $97,000 if the Purchaser is a resident (as per the address inserted in paragraph A above) of British Columbia, Alberta, Manitoba. New Brunswick, Prince Edward Island, Newfoundland or an International Jurisdiction, or Cdn. $150,000 if the Purchaser is a resident of Saskatchewan, Ontario, Quebec or Nova Scotia.:


        Subscription Funds:               U.S. $__________

        Number of Securities:             __________ Shares.


        Note: The number of Securities must equal the Subscription Funds divided by price of U.S. $7.50 per Security.


TO BE COMPLETED AND SIGNED BY THE PURCHASER:
--------------------------------------------


--------------------------------------------------
Name of the "Purchaser" - use the name inserted in paragraph A above.

Per:


        Signature of Purchaser         ______________


        Title (if applicable)          ______________

                  [ONLY COMPLETE IF PURCHASER IS AN INDIVIDUAL
              (see paragraph 3.1(a) of the Subscription Agreement)]

This is the form required under section 135 of the Rules and, if applicable, by an order issued under section 76 of the Securities Act.

                                  FORM 20A (IP)

                                 Securities Act

                     Acknowledgement of Individual Purchaser


4.   I have agreed to purchase from ______________ (the "Issuer")
                                           [Issuer]

     _____________________________ Shares  (the "Securities") of the Issuer.
     [number and description of securities]

14. I am purchasing the Securities as principal and, on closing of the agreement of purchase and sale, I will be the beneficial owner of the Securities.

15. I [circle one] have/have not received an offering memorandum describing the Issuer and the Securities.

16.  I acknowledge that:

     (a) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities, AND

     (b) there is no government or other insurance covering the Securities, AND

     (c) I may lose all of my investment, AND

     (d) there are restrictions on my ability to resell the Securities and it is my responsibility to find out what those restrictions are and to comply with them before selling the Securities, AND

     (e) I will not receive a prospectus that the British Columbia Securities Act (the "Act") would otherwise require be given to me because the Issuer has advised me that it is relying on a prospectus exemption, AND

     (f) because I am not purchasing the Securities under a prospectus, I will not have the civil remedies that would otherwise be available to me, AND

     (g) the Issuer has advised me that it is using an exemption from the requirement to sell through a dealer registered under the Act, except purchases referred to in paragraphs 5(a) and 5(g), and as a result I do not have the benefit of any protection that might have been available to me by having a dealer act on my behalf.

17.  I also acknowledge that: [circle one]

     (a) I am purchasing Securities that have an aggregate acquisition cost of $97,000 or more, OR

     (b) my net worth, or my net worth jointly with my spouse at the date of the agreement of purchase and sale of the security, is not less than $400,000, OR

     (c) my annual net income before tax is not less than $75,000, or my annual net income before tax jointly with my spouse is not less than $125,000, in each of the two most recent calendar years, and I reasonably expect to have annual net income before tax of not less than $75,000 or annual net income before tax jointly with my spouse of not less than $125,000 in the current calendar year, OR

     (d) I am registered under the Act, OR

     (e) I am a spouse, parent, brother, sister or child of a senior officer or director of the Issuer, or of an affiliate of the Issuer, OR

     (f) I am a close personal friend of a senior officer or director of the Issuer, or of an affiliate of the Issuer, OR

     (g) I am purchasing securities under section 128(c) ($25,000 - registrant required) of the Rules, and I have spoken to a person [Name of registered person: _______________________________ (the "Registered
         Person")] who has advised me that the Registered Person is registered to trade or advise in the Securities and that the purchase of the Securities is a suitable investment for me.

18. If I am an individual referred to in paragraph 5(b), 5(c) or 5(d), I acknowledge that, on the basis of information about the Securities furnished by the Issuer, I am able to evaluate the risks and merits of the Securities because: [circle one]

     (a) of my financial, business or investment experience, OR

     (b) I have received advice from a person [Name of adviser:
         ______________________________ (the "Adviser")] who has advised me that the Adviser is:

         (i) registered to advise, or exempted from the requirement to be registered to advise, in respect of the Securities, and

         (ii) not an insider of, or in a special relationship with, the Issuer.

The statements made in this report are true.

DATED _______________________________, 2000.


                                           -------------------------------------
                                           Signature of Purchaser


                                           -------------------------------------
                                           Name of Purchaser


                                           -------------------------------------


                                           -------------------------------------
                                           Address of Purchaser















                                      -3-